Initial Periodic Amount $ 56,893.00 What is the Initial Periodic Amount? The Initial Periodic Amount is an estimate of the Specified Percentage of your average sales revenue. We will debit the Periodic Amount from your Bank Account each business week , subject to your actual revenue. We based the Initial Periodic Amount on information you provided or made available to us to calculate your average revenue over a period of time prior to the date of this Agreement. Please refer to Section 4 of this Agreement for how you can adjust the Periodic Amount. SALE OF FUTURE RECEIPTS AGREEMENT Seller’s Legal Name: EMMAUS MEDICAL INC Tax ID: State of Incorporation and Form of Business Entity: Primary Contact Name: WILLIS CHANGCHOON LEE Title: OWNER D/B/A: EMMAUS MEDICAL Purchase Price Net Amount Funded to Seller $ Prior Balance(s) Wire Fee Phone Number: GUARANTOR #1 Full Name: Social Security #: GUARANTOR #2 Social Security #: Signature: Date: 02/20/2026 Initials; City: TORRANCE State: CA Zip: 90503 Street Address: 21250 HAWTHORNE BLVD STE 800 Purchase Price Paid to Seller: $ 1,210,000.00 Purchased Amount of Future Receipts: $ 1,692,790.00 Specified Percentage: 35% Periodic Frequency: Weekly Mailing Address: City: TORRANCE State: CA Zip: 90503 $ $ 1,210,000.00 (If applicable) paid to Buyer and/or third parties $ $ 214,250.00 (If applicable) $ $ 0.00 Origination Fee $ $ 97,600.00 Agreement of Each Guarantor: By signing below each Guarantor agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes. Notice: This agreement contains a personal guaranty of performance, and by signing below, you agree that you will be personally liable for the prompt and complete performance of certain obligations of Seller as described in this Agreement. This Sale of Future Receipts Agreement ("Agreement") effective, 02/20/2026 , is made by and between Breeze Funding, address at 17 state street New York NY 10004 ("Buyer"), the business identified above ("Seller"), and each Guarantor identified below (each a "Guarantor"). Seller, hereby sells, and assigns to Buyer, without recourse, the Purchased Amount of the proceeds of each future sale made by Seller (collectively "Future Receipts") and will deliver the Specified Percentage of Future Receipts in accordance with this Agreement. Agreement of Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes. Seller: EMMAUS MEDICAL INC Agreed to by: WILLIS CHANGCHOON LEE Signature: , its OWNER (Title) Initials; CA CORPORATION 21250 HAWTHORNE BLVD STE 800 $ 898,150.00 WILLIS CHANGCHOON LEE Signature: Date: 02/20/2026 Initials; Full Name: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials: Exhibit 10.1

SALE OF FUTURE RECEIPTS AGREEMENT TERMS AND CONDITIONS 1. Future Receipts: "Future Receipts" includes all payments made by cash, check, Automated Clearing House ("ACH") or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a "Payment Card") or other form of monetary payment in the ordinary course of Seller's business. As payment for the Purchased Amount, Buyer will pay to Seller the Purchase Price, minus any fees and amounts to satisfy prior balances shown above. 2. Buyer's Acceptance of Agreement: The obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Net Amount Funded to Seller, shown above. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to Seller's Account, shown above (the "Account") and the ability to withdraw the Initial Periodic Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial. In the event that Seller changes or permits changes to the Account or the ACH authorization approved by the Buyer or adds an additional bank account, Buyer shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Guarantor, to notify the new or additional bank of this Agreement and to direct such new or additional bank to remit to the Buyer all or any portion of the amounts received by such bank. Any such new account shall be deemed an Account. 3. Delivery of Purchased Amount: Seller authorizes Buyer to debit the Initial Periodic Amount or any updated periodic amount (the "Periodic Amount") from the Account each business day by either ACH or electronic check. Seller will provide Buyer with all required Account information and agrees not to change it without prior written consent from Buyer. Seller will provide an appropriate ACH authorization to Buyer. If any draft or electronic debit is returned for insufficient funds, then Seller will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer's debiting any amount authorized under the terms of this Agreement. Seller understands that the foregoing ACH authorization is a fundamental condition to induce Buyer to accept the Agreement. Consequently, such authorization is intended to be irrevocable during the course of this Agreement. a. How Seller may Request a Reconciliation.Email: funding@breezefunders.com b. How Buyer may Request a Reconciliation. Buyer may request a reconciliation in writing via regular mail or e-mail. c. Reconciliation Information. Seller shall provide Buyer with a copy of Seller's most recent month's official Account statement (the "Reconciliation Information"). Upon receipt of the Reconciliation Information, Buyer shall promptly recalculate Seller's average revenue. If necessary to verify the Reconciliation Information, Buyer may request additional documentation including view-only access to the Account. d. Adjusting the Periodic Amount. Within five (5) calendar days of Buyer's reasonable verification of the Reconciliation Information, Buyer shall adjust the Periodic Amount on a goingforward basis to more closely reflect Seller's actual Receipts times the Specified Percentage. Buyer will notify Seller prior to any such adjustment. After each adjustment made pursuant to this paragraph, the new dollar amount will be deemed the updated Periodic Amount until any subsequent adjustment. e. Refund Reconciliation. Either party also may obtain a refund reconciliation. If requested, Buyer shall calculate whether the amount Buyer received from Seller during the applicable month wasgreater or less than the Specified Percentage of Seller's actual receipts for that month and credit the Account with any excess or debit the Account for any shortfall. Seller and/or Buyer may request a refund reconciliation once each calendar month. f. Failure to Provide Reconciliation Information. If Seller requests a reconciliation and fails to provide the Reconciliation Information within five (5) calendar days after Seller's reconciliation request, Buyer may consider Seller's reconciliation request withdrawn. If Buyer requests a reconciliation and Seller fails to provide the Reconciliation Information within five (5) calendar days after Buyer's reconciliation request, Buyer may adjust the Periodic Amount based on the best information reasonably available to Buyer. 4. Reconciliation and Adjusting the Periodic Amount (IMPORTANT PROTECTION FOR SELLER): The initial Periodic Amount is intended to represent the Specified Percentage of Seller's Future Receipts. At any time, Seller or Buyer have the right to obtain a reconciliation of Seller's actual revenue to adjust the Periodic Amount to more closely reflect the Seller's actual Future Receipts times the Specified Percentage. Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

6. Fees and Charges: A list of all fees and charges applicable under this Agreement is contained in Appendix A. Some or all of the Origination Fee may be paid to a broker. Otherwise, Buyer is NOT CHARGING ANY BROKER FEES to Seller. If Seller is charged another such fee, Seller acknowl-edges that it is not being charged by Buyer. Guarantors for the purpose of this Agreement, (ii) obtain consumer and business credit reports on the Seller and any of its Owners, and (iii) to contact personal and business references provided by the Seller in the Application, at any time now or for so long as Seller and/or Guarantors continue to have any obligations to Buyer as a consequence of this Agreement or for Buyer's ability to determine Seller's eligibility to enter into any future agreement with Buyer. 7. Credit Report and Other Authorizations: Seller and each of the Guarantors signing above authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of the 8. Authorization to Contact Current and Prior Banks: Seller hereby authorizes Buyer to contact any current or prior bank of the Seller in order to obtain whatever information it may require regarding Seller's transactions with any such bank. Such information may include but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Seller and any fees that may have been charged by the bank. In addition, Seller authorizes Buyer to contact any current or prior bank of the Seller for collections and in order to confirm that Seller is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts. 9. Right to Cancel: Seller understands that Buyer offers Seller a right to cancel this Agreement at any time within two (2) calendar days after Buyer has delivered the Net Amount Funded. Seller may exercise this right by notifying Buyer that it is cancelling this Agreement and returning the Net Amount Funded to Buyer. For the Seller's right to cancel to be effective, Buyer must receive both the notice and the return of the Net Amount Funded within two (2) calendar days after the Buyer has delivered the Net Amount Funded. a. No Right or Obligation to Repurchase Future Receipts. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount and Seller retains no legal or equitable interest therein. Seller acknowledges that it has no right or obliga-tion to repurchase the Purchased Amount from Buyer. b. Valid Excuses. Seller shall be excused from any obligation to remit Periodic Amounts during any period that Seller's business ceases its operations due to adverse business conditions that occurred for reasons outside Seller's control. Bankruptcy of the Seller is not an event of default under this Agreement. c. Buyer's Assumption of Risk. Buyer assumes the risk that Future Receipts may be remitted more slowly than Buyer may have antici-pated or projected because Seller's business has slowed down, and the risk that the full Purchased Amount may never be remitted because Seller's business goes bankrupt or Seller otherwise ceased operations in the ordinary course of business. Buyer is buying the Purchased Amount knowing the risks that Seller's business may slow down or fail, and Buyer assumes these risks based on Seller's representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. 5. Nonrecourse Sale of Future Receipts (THIS IS NOT A LOAN): Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. 10. Financial Information: Seller authorizes Buyer and its agents to investigate its financial respon-sibility and history, and will provide to Buyer any authorizations, banking or financial statements, tax returns, etc., as Buyer deems necessary and reasonable prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Seller waives, to the maximum extent permitted by law, any claim for damages against Buyer or any of its affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement. Guarantor(s)/Seller(s) Initials: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

11. Transactional History: Seller authorizes all of its banks and brokers and its Payment Card processor(s) to provide Buyer with Seller's banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon a breach of this Agreement. 12. Application of Amounts Received by Buyer: Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the amount of any outstanding Purchased Amount. As of the date of this Agreement and, unless expressly stated other-wise, continuing until Buyer has received 1) the Purchased Amount and 2) all fees and charges due under this Agreement, Seller repre-sents, warrants and covenants to Buyer as follows: a. No Diversion of Future Receipts. Seller must deposit all Future Receipts into the Account on a daily basis and must instruct Seller's credit card processor, which must be approved by Buyer (the "Processor") to deposit all Payment Card receipts of Seller into the Account on a daily basis. Seller agrees not to (i) change the Account, (ii) add an additional Account, (iii) revoke Buyer's authorization to debit the Account, (iv) close the Account without the express written consent of Buyer or, (v) take any other action with the intent to interfere with Buyer's right to collect the purchased Future Receipts. b. Stacking Prohibited. Seller shall not enter into any merchant cash advance or any loan agreement that relates to or encumbers its Future Receipts or requires daily payments with any party other than Buyer for the duration of this Agreement. Buyer may share information regarding this Agreement with any third party in order to determine whether Seller is in compliance with this provision. c. Financial Condition and Financial Information. Any bank statements and financial statements of Seller that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Seller at such dates. Furthermore, Seller represents that all documents, forms and 13. Representations, Warranties and Cove-nants of Seller: recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Seller's financial condition and results of operations at the time they are provided. Seller further agrees to authorize the release of any past or future tax returns to Buyer. d. Governmental Approvals. Seller is in compliance and shall comply with all applicable federal, state and local laws, rules and regulations and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the businesses in which it is presently engaged and/or will engage in hereafter. e. Authority to Enter Into This Agreement. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agree-ment, all of which have been duly authorized. f. Change of Name or Location or Sale or Closing of Business. Seller will not conduct Seller's businesses under any name other than as disclosed to Buyer or change any of its places of business without prior written consent of Buyer. Seller will not voluntarily sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, Seller has no current plans to close its business either temporarily, whether for renovations, repairs or any other purpose, or permanently. Seller will not voluntarily close its business on a temporary basis for renovations, repairs, or any other voluntary purposes. This provision, however, does not prohibit Seller from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Seller. Prior to any such closure, Seller will provide Buyer five (5) calendar days' notice to the extent practicable. g. No Pending or Contemplated Bankruptcy as of the Date of this Agreement. As of the date of this Agreement, Seller does not contem-plate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within six months prior to the date of this Agreement. Seller further warrants that as of the date of this Agreement (i) it does not anticipate filing a bankruptcy petition and (ii) it does not anticipate that an involuntary petition will be filed against it. Guarantor(s)/Seller(s) Initials: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

b. Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer's right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termi-nation of any UCC filings. c. Right of Access. In order to ensure that Seller is complying with the terms of this Agreement, Buyer shall have the right to (i) enter during regular business hours, without notice, the premises of Seller's business for the purpose of inspecting and checking Seller's transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Seller's daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement, (ii) Seller shall provide access to its employees and records and all other items as reasonably requested by Buyer; and (iii) have Seller provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties. d. Phone Recordings and Contact. Seller agrees that any call between Buyer and Seller, and their agents and employees may be recorded or monitored. Further, Seller agrees that (i) it has an estab-lished business relationship with Buyer, its employees and agents and that Seller may be contacted from time-to-time regarding this or other business transactions, (ii) that such communications and contacts are not unsolicited or inconvenient, and (iii) that any such contact may be made at any phone number, email address, or facsimile number given to Buyer by the Seller, its agents or employ-ees, including cellular telephones. a. Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Buyer pursuant to this Agree-ment shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are "accounts" or "payment intangibles" as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located ("UCC") then: (i) the sale of the Future Receipts creates a security interest as defined in the UCC, (ii) this Agreement consti-tutes a "security agreement" under the UCC, and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without a breach of this Agreement, Buyer may notify account debtors, or other persons obligated on the Future Receipts, or holding the Future Receipts, of Seller's sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer. 14. Rights of Buyer: h. Seller to Pay Taxes Promptly. Seller will promptly pay all necessary taxes, including but not limited to employment and sales and use taxes. i. No Violation of Prior Agreements. Seller's execution and perfor-mance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Seller is subject, including any agreement that prohibits the sale or pledge of Seller's Future Receipts. j. Seller's Knowledge and Representation. Seller represents, warrants, and agrees that it is a sophisticated business entity famil-iar with the kind of transaction covered by the Agreement; it was represented by counsel or had full opportunity to consult with counsel. k. Accurate and Complete Information. Seller represents, warrants, and agrees that all information provided to Buyer and all statements made to Buyer relating to this transaction in any way have been truthful, accurate, and complete. Seller further agrees that Seller will be truthful in all future statements to Buyer, and will provide Buyer with accurate and complete information regarding Seller's business as required by this Agreement. Guarantor(s)/Seller(s) Initials: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

Breeze Funding

e. ACH Authorization. Seller represents and warrants that (i) the Account is solely owned by Seller; (ii) the person executing this Authorization on behalf of Seller is an authorized signer on the Account and has the power and authority to authorize Buyer to initiate ACH transactions to and from the Account, and (iii) the Account is a legitimate, open, and active bank account used solely for business purposes and not for personal, family or household purposes. If an ACH transaction is rejected by Seller's financial institution for any reason other than a stop payment order placed by Seller with its financial institution, including without limitation insufficient funds, Seller agrees that Buyer may resubmit up to two times any ACH transaction that is dishonored. Seller's bank may charge Seller fees for unsuccessful ACH entries. Seller agrees that Buyer will have no liability to Seller for such fees. In the event Buyer makes an error in processing any payment or credit, Seller authorizes Buyer to initiate ACH entries to or from the Account to correct the error. Seller acknowledges that the origination of ACH entries to and from the Account must comply with applicable law and applicable network rules. Seller agrees to be bound by the Rules and Operating Guidelines of NACHA (formerly known as the National Automated Clearing House Association). Seller will not dispute any ACH transaction initiated pursuant to this Authorization, provided the transaction corresponds to the terms of this Authorization. Seller requests the financial institution that holds the Account to honor all ACH entries initiated in accordance with this Authorization.

15. Remedies for Seller's Breach of this Agreement:

If Seller violates any term or covenant in this Agreement, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:

a. The Specified Percentage shall equal 100%. The full undelivered Purchased Amount plus all fees and charges (including legal fees) assessed under this Agreement will become due and payable in full immediately.

b. Buyer may enforce the provisions of the Personal Guaranty of Performance against each Owner.

c. Seller shall pay to Buyer all reasonable costs associated with Seller's breach. Buyer may proceed to protect and enforce its rights and remedies by arbitration or lawsuit. In any such arbitration or lawsuit, under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer's costs, including but not limited to all reasonable attorneys' fees and court costs. However, the rights of Buyer under this provision shall be limited as provided in the arbitration provision set forth below.

d. Buyer may debit depository accounts wherever situated by means of ACH debit or facsimile signature on a computergenerated check drawn on any of Seller's banking accounts for all sums due to Buyer.

e. Subject to arbitration as provided in Section 30 of this Agreement, all rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of breach, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

16. Modifications, Amendments:

No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same is in writing and signed by Buyer.

17. Assignment:

Buyer may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller.

18. Personal Guaranty of Performance:

Guarantor agrees to irrevocably, absolutely and unconditionally guarantee to Buyer prompt and complete performance of the following obligations of Seller (the "Guaranteed Obligations"):

a. Seller's obligation to not (i) change the Account, (ii) add an additional Account, (iii) revoke Buyer's authorization to debit the Account, (iv) close the Account without the express written consent of Buyer or (v) take any other action with the intent to interfere with Buyer's right to collect the purchased Future Receipts; Seller's obligation to not conduct Seller's businesses under any name other than as disclosed to Buyer;

b. Seller's obligation to not change any of its places of business without prior written consent by Buyer;

c. Seller's obligation to not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Buyer;

d. Seller's obligation to not enter into any merchant cash advance or any loan agreement that relates to or encumbers its Future Receipts with any party other than Buyer for the duration of this Agreement without Buyer's prior written consent; and

e. Seller's obligation to provide truthful, accurate, and complete information as required by this Agreement.

Guarantor(s)/Seller(s) Initials: ____________ ____________

This Agreement shall be binding upon and inure to the benefit of Seller, Buyer, Guarantor and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereun-der or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer's sole discretion. Except as set forth in the Arbitration section, this Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to any applicable principles of conflicts of law. Seller and Guarantor understand and agrees that (i) Buyer is located in New York, (ii) Buyer makes all decisions from Buyer's office in New York, (iii) the Agreement is made in New York (that is, no binding contract will be formed until Buyer receives and accepts-Seller's signed Agreement in New York), and (iv) Seller's payments are not accepted until received by Buyer in New York. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in New York, (the "Acceptable Forums"). Seller and Guarantor agree that the Acceptable Forums are convenient to it, and submit to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller and Guarantor waive any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum. Buyer, Seller and Guarantor further agree that the mailing by certified or registered mail, return receipt requested, or by email to of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provid-ed by statute or rule of court, but without invalidating service performed in accordance with such other provisions. 22. Binding Effect, Governing Law, Venue and Jurisdiction: 23. Survival of Representations, Warranties and Covenants: All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full. 19. Guarantor Waivers: Buyer does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under the Agreement and this Personal Guaranty of Performance if it is not notified of: (i) Seller's failure to timely perform any obligation under the Agreement, (ii) any adverse change in Seller 's financial condition or business, (iii) Buyer's acceptance of the Agreement, and (iv) any renewal, extension or other modification of the Agreement or Seller 's other obligations to Buyer. In addition, Buyer may take any of the following actions without releasing Guarantor from any of its obliga-tions under the Agreement and this Performance Guaranty: (i) renew, extend or otherwise modify the Agreement or Seller's other obligations to Buyer, and (ii) release Seller from its obligations to Buyer. Guarantor shall not seek reimbursement from Seller or any other guarantor for any amounts paid by it under the Agreement or this Performance Guaranty. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Seller, or any other guarantor, for any amounts paid by it, or acts performed by it, under the Agreement or this Performance Guaranty: (i) subrogation, (ii) reimbursement, (iii) performance, (iv) indemnification, or (v) contribution. b. Notices from Seller and Guarantor. Subject to Section 4 of this Agree-ment, Seller and Guarantor may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer's sole discretion. Otherwise, any notices or other communications from Seller and Guarantor to Buyer must be delivered by certified mail, return receipt requested, to Buyer's address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer. 21. Notices: a. Notices from Buyer. Buyer may send any notices, Breeze Funding, Sale of Future Receipts Agreement Guarantor(s)/Seller(s) Initials: disclo-sures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer's option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective three days after mailing to Seller's address set forth in this Agreement. Guarantor acknowledges that Guarantor understands the serious-ness of the provisions of the Agreement, including the Jury Waiver, Class Action Waiver and Arbitration sections, and has had a full opportunity to consult with counsel their choice, and have consult-ed with counsel or have decided not to avail themselves of that opportunity. 20. Guarantor Acknowledgement: wlee@emmauslifesciences.com Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

28. JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS BREEZE FUNDING, AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH PARTY MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ACKNOWLEDGE THEIR RIGHT TO REVIEW THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS. 29. CLASS ACTION WAIVER: BUYER, SELLER, AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT THE AMOUNT AT ISSUE IN THIS TRANSACTION AND ANY DISPUTES THAT ARISE BETWEEN THEM ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTIES AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMIT-TED BY LAW OR A COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT), AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION. 26. Execution: Facsimile signatures, or any other electronic means reflecting the party’s signature hereto, shall be deemed acceptable for all purpos-es. The parties agree that if a duly authorized representative of each of the parties signs this Agreement and transmits such Agreement to the other party via facsimile or electronically transmitted porta-ble document format, such transmission shall be treated in all manner and respects as an original signature (or counterpart there-of) and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of a party hereto, each other party hereto shall re-exe-cute original forms thereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or electronic transmission in portable document format to deliver a signature or the fact that any signature was transmitted or communicated through the use of facsimile machine or electronic transmission in portable document format as a defense to this Agreement and each such party forever waives any such defense. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. believes it may reach Seller or Guarantor, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller or Guarantor incurs charges for receiving such communications. b. Authorization to Contact by Other Means. Seller and Guarantor also agree that Buyer, its affiliates, agents and independent contrac-tors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller and Guarantor. Seller and Guarantor expressly consent to conduct business by electronic means. 27. Monitoring, Recording, and Solicitations: a. Authorization to Contact by Phone. Seller and Guarantor author-ize Buyer, its affiliates, agents and independent contractors to contact Seller or Guarantor at any telephone number Seller or Guarantor provide to Buyer or from which Seller or Guarantor places a call to Buyer, or any telephone number where Buyer 24. Interpretation: All parties hereto have had the opportunity to review this Agree-ment with an attorney of their own choosing and have relied only on their own attorney's guidance and advice or have been provided sufficient opportunity to have an attorney of their choosing review the Agreement. No construction determinations shall be made against either Party hereto as drafter. 25. Entire Agreement and Severability: This Agreement embodies the entire agreement between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provi-sion contained herein shall not in any way be affected or impaired. Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

30. ARBITRATION: IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREE-MENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. BUYER, SELLER OR ANY GUARAN-TOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRA-TION ASSOCIATION ("AAA") OR THE FORUM. BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR FOR THE AMOUNT BY WHICH ANY ARBITRATION FILING FEE EXCEEDS THE AMOUNT REQUIRED TO FILE A LAWSUIT IN FEDERAL COURT. IF BOTH SELLER AND GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER. IF BUYER COMMENCES THE ARBITRATION, BUYER WILL PAY THE PORTION OF SELLER'S FILING FEE (IF ANY) THAT EXCEEDS THE AMOUNT REQUIRED TO FILE A LAWSUIT IN FEDERAL COURT. ANY ARBITRATION FEES OTHER THAN FILING FEES WILL BE ALLOCATED ACCORDING TO THE RULES OF THE ORGANIZATION ADMINISTERING THE ARBITRATION, EXCEPT AS PROVIDED IN THE NEXT SENTENCE. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY ARBITRATION FEES ONLY IF REQUIRED BY THE AAA OR FORUM RULES. THE ARBITRATOR MAY AWARD ATTORNEY FEES AND OTHER COSTS IN ACCORD-ANCE WITH THIS AGREEMENT AND APPLICABLE LAW. SELLER AND GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON'S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLI-DATED, CLASS ORAGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRE-TY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS "DISPUTES" AND "CLAIMS" SHALL HAVE THE BROADEST POSSIBLE MEANING. 31. RIGHT TO OPT OUT OF ARBITRATION: SELLER AND GUARANTOR(S) MAY OPT OUT OF THE ARBITRATION PROVISION ABOVE. TO OPT OUT OF THE ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THE CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREE-MENT: BREEZE FUNDING, 17 state street New York NY 10004, ATTENTION: ARBITRA-TION OPT-OUT. ACKNOWLEDGED BY: GUARANTOR #1 Name: Signature: GUARANTOR #2 Name: Signature: WILLIS CHANGCHOON LEE Guarantor(s)/Seller(s) Initials: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

APPENDIX A - LIST OF FEES AND CHARGES The Agreement provides that Seller shall be liable for the following amounts, in addition to the Purchased Amount of Future Receipts: Origination Fee as set forth on Page 1 of the Agreement. All costs Buyer incurs because Seller fails to notify Buyer in a timely manner that the Initial Periodic Amount if any subsequent Periodic Amount will not be available in the Account. All costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings. If Seller breaches the Agreement, all costs of collections, including attorney fees and all costs related to the enforcement of any other remedies available to Buyer. In addition to the remedies that are afforded to Buyer as set forth in Section 15 of the Agreement, upon the occurrence of an event of default, Buyer shall be entitled to a Default Fee in the lesser of $5,000 or 20% of the remaining balance of the Purchased Amount of Future Receipts, whichever is greater. NSF Fee (Standard) $50.00 (each) AGREED AND ACKNOWLEDGED BY: GUARANTOR #1 Name: Signature: WILLIS CHANGCHOON LEE GUARANTOR #2 Name: Signature: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

AUTHORIZATION AGREEMENT FOR AUTOMATED CLEARING HOUSE TRANSACTIONS By signing below, ( "Seller") hereby authorizes Breeze Funding, address at 17 state street New York NY 10004 ("Buyer") to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other payments due to Buyer from Seller under the terms of that Purchase and Sale of Future Receipts Agreement (the "Agreement") entered into between Seller and Buyer, as it may be amended, supplemented or replaced from time to time. Seller also authorizes Buyer to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if Seller breaches the Agreement, Seller authorizes Buyer to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement. Seller agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that the designated account is established and used primarily for commercial/business purposes, and not for consumer, family or household purposes. Seller authorizes Buyer to contact Seller's financial institution to obtain available funds information and/or to verify any information Seller has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Seller understands and agrees that any revocation or attempted revocation of this Authorization will constitute a breach of the Agreement for the Sale of Future Receipts. In the event that Seller closes the designated checking account, or the designated checking account has insufficient funds for any ACH transaction under this Authorization, Seller authorizes Buyer to contact Seller's financial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Seller with Seller's financial institution, and to initiate ACH transactions under this Authorization to such additional account(s). To the extent necessary, Seller grants Buyer a limited Power of Attorney to take action in Seller's name to facilitate this authorization. TRANSFER FUNDS TO/FROM: This authorization is to remain in full force and effect until Buyer has received all amounts due or that may become due to Buyer under the Agreement. Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: Name of Bank: ABA Transit/Routing #: Checking Account #: EMMAUS MEDICAL INC Guarantor(s)/Seller(s) Initials: Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

Seller’s Name: Seller’s Tax ID: Date: Title: Signature of Guarantor #1: Signature of Guarantor #2: Print Name: SELLER INFORMATION: EMMAUS MEDICAL INC 02/20/2026 OWNER WILLIS CHANGCHOON LEE Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

between Buyer and This PERFORMANCE GUARANTY (this "Guaranty") is being executed and delivered by each undersigned ("Guarantor") in favor of Breeze Funding, and its subsidiaries, affiliates, agents, and assigns (collectively, "Buyer"), in connection with that certain Sale of Future Receipts Agreement (the "Agreement"), dated effective as of by 02/20/2026 EMMAUS MEDICAL INC ("Seller"), a business entity that desires to sell certain of its Future Receipts to Buyer pursuant to the Agreement. Capitalized terms used herein have the meanings provided in the Agreement. Each Guarantor is a shareholder, member, partner or other principal owner of Seller or is an affiliate of Seller that is owned and controlled by a shareholder, member, partner or other principal owner of Seller. Each Guarantor executes and delivers this Guaranty to induce Buyer to enter into the Agreement and purchase Seller's Future Receipts. Accordingly, each Guarantor acknowledges and agrees that Guarantor will receive substantial benefits from providing this Guaranty. Personal Guaranty of Performance. Each Guarantor agrees to irrevocably, absolutely and unconditionally guarantee to Buyer prompt and complete performance of the following obligations of Seller (the "Guaranteed Obligations"): Seller's obligation to not (i) change the Account, (ii) add an additional Account, (iii) revoke Buyer's authorization to debit the Account, (iv) close the Account without the express written consent of Buyer or (v) take any other action with the intent to interfere with Buyer's right to collect the purchased Future Receipts; Seller's obligation to not conduct Seller's businesses under any name other than as disclosed to Buyer; Seller's obligation to not change any of its places of business without prior written consent by Buyer; Seller's obligation to not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Buyer; PERFORMANCE GUARANTY - ADDITIONAL GUARANTORS e. Seller's obligation to not enter into any merchant cash advance or any loan agreement that relates to or encumbers its Future Receipts with any party other than Buyer for the duration of this Agreement without Buyer's prior written consent; and f. Seller's obligation to provide truthful, accurate, and complete information as required by this Agreement. Guarantor Waivers: Buyer does not have to notify any Guarantor of any of the following events and Guarantor will not be released from its obligations under the Agreement and this Personal Guaranty of Performance if it is not notified of: (i) Seller's failure to timely perform any obligation under the Agreement, (ii) any adverse change in Seller 's financial condition or business, (iii) Buyer's acceptance of the Agreement, and (iv) any renewal, extension or other modification of the Agreement or Seller 's other obligations to Buyer. In addition, Buyer may take any of the following actions without releasing any Guarantor from any of its obligations under the Agreement and this Performance Guaranty: (i) renew, extend or otherwise modify the Agreement or Seller's other obligations to Buyer, and (ii) release Seller from its obligations to Buyer. Guarantor shall not seek reimbursement from Seller or any other guarantor for any amounts paid by it under the Agreement or this Performance Guaranty. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Seller, or any other guarantor, for any amounts paid by it, or acts performed by it, under the Agreement or this Performance Guaranty: (i) subrogation, (ii) reimbursement, (iii) performance, (iv) indemnification, or (v) contribution. Guarantor Acknowledgement: Each Guarantor acknowledges that they understand the seriousness of the provisions of the Agreement, including the Jury Waiver, Class Action Waiver and Arbitration sections which apply to each Guarantor, and has had a full opportunity to consult with counsel their choice, and have consulted with counsel or have decided not to avail themselves of that opportunity. Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

For Individual Guarantors: For Business Entity Guarantors: [Name]: Signature: [Name]: Signature: Guarantor #l's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: CA Zip: 21250 HAWTHORNE BLVD STE 800 City: State: Zip: Type of Entity: Name and Title: Signature: Agreed to by Name and Title: Signature: Agreed to by Guarantor #2's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: CA Zip: 21250 HAWTHORNE BLVD STE 800 City: State: Zip: Type of Entity: Name and Title: Signature: Agreed to by Name and Title: Signature: Agreed to by WILLIS CHANGCHOON LEE EMMAUS LIFE SCIENCES, INC. EMMAUS LIFE SCIENCES CORPORATION TORRANCE CA 90503 WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE EMI HOLDING, INC. EMI HOLDING CORPORATION TORRANCE 90503 CA WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256 Guarantor(s)/Seller(s) Initials:

Guarantor(s)/Seller(s) Initials: Guarantor #3's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: CA Zip: 21250 HAWTHORNE BLVD STE 800 City: State: Zip: Type of Entity: Name and Title: WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Signature: Agreed to by Name and Title: Signature: Agreed to by Guarantor #S's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: CA Zip: City: State: Zip: Type of Entity: Name and Title: WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Signature: Agreed to by Name and Title: Signature: Agreed to by Guarantor #4's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: CA Zip: 21250 HAWTHORNE BLVD STE 800 City: State: Zip: Type of Entity: Name and Title: WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Signature: Agreed to by Name and Title: Signature: Agreed to by NEWFIELD NUTRITION CORPORATION NEWFIELD NUTRITION CORPORATION TORRANCE 90503 CA EMMAUS MEDICAL JAPAN, INC EMMAUS MEDICAL JAPAN CORPORATION TORRANCE CA 90503 EJ HOLDINGS, INC EJ HOLDINGS 21250 HAWTHORNE BLVD STE 800 CORPORATION TORRANCE CA 90503 Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256

Guarantor(s)/Seller(s) Initials: Guarantor #6's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: Zip: 21250 HAWTHORNE BLVD STE 800 City: State: Zip: Type of Entity: Name and Title: WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Signature: Agreed to by Name and Title: Signature: Agreed to by Guarantor #8's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: Zip: City: State: Zip: Type of Entity: Name and Title: WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Signature: Agreed to by Name and Title: Signature: Agreed to by Guarantor #7's Legal Name: D/B/A: Fed ID #: Business Address: Contact Address: City: State: Zip: City: State: Zip: Type of Entity: Name and Title: WILLIS CHANGCHOON LEE AUTHORIZED REPRESENTATIVE Signature: Agreed to by Name and Title: Signature: Agreed to by EMMAUS MEDICAL EUROPE LIMITED EMMAUS MEDICAL EUROPE LIMITED TORRANCE CA CA 90503 EMMAUS LIFE SCIENCES KOREA CO. LTD EMMAUS LIFE SCIENCES KOREA CO. 21250 HAWTHORNE BLVD STE LIMITED TORRANCE CA CA 90503 EMMAUS MEDICAL EUROPE LIMITED (IRELAND) EMMAUS MEDICAL EUROPE LIMITED (IRELAND) 21250 HAWTHORNE BLVD STE 800 LIMITED CA 90503 CA TORRANCE Docusign Envelope ID: 752A205F-3322-47FC-AA0E-A22343F30256